SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	March 30, 2005

LINENS ’N THINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12381	22-3463939

(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

6 Brighton Road, Clifton, New Jersey		07015

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code		(973) 778-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of
Directors; Appointment of Principal Officers

            (d)          On March 30, 2005, the Board of Directors of Linens ’n Things, Inc. (the “Company”) appointed Evelyn Follit to the Board of Directors of the Company effective as of April 4, 2005. Ms. Follit has also been appointed to the Audit Committee of the Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 4, 2005	LINENS ’N THINGS, INC. By: /s/ Brian D. Silva —————————————— Name: Brian D. Silva
Title: Senior Vice President,
Human Resources, Administration
and Corporate Secretary